Exhibit 10.8

FIRST AMENDMENT OF

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT OF THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 23, 2007, is by and among INTREPID MINING LLC, a Colorado limited liability company (“IMLLC”), INTREPID POTASH-MOAB, LLC, a Delaware limited liability company (“IPMLLC”), INTREPID POTASH-NEW MEXICO, LLC, a New Mexico limited liability company (“IPNMLLC”), INTREPID POTASH-WENDOVER, LLC, a Colorado limited liability company (“IPWLLC”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USB”), in its capacity as lead arranger and Agent (“Agent”), and the Lender referred to below.

RECITALS

A. IMLLC, IPMLLC, IPNMLLC and IPWLLC (“Borrowers”), Agent and USB, in its capacity as the sole lender thereunder (“Lender”), are parties to a Third Amended and Restated Credit Agreement dated as of March 9, 2007 (the “Credit Agreement”).

B. Borrowers, Agent and Lender desire that this Amendment be executed and delivered in order to amend certain terms and provisions of the Credit Agreement.

AMENDMENT

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows as of the date hereof:

a.	The following shall be substituted for the definition of “Aggregate Lenders’ Commitment (Revolving)” in Section 1.1 on page 2 of the Credit Agreement:

“Aggregate Lenders’ Commitment (Revolving)” means, at any time, the sum of the Commitments (Revolving) of all Lenders at that time; provided that, upon the request of Borrowers, unless Agent is aware, either at the time of such request or at any time prior to its implementation, of the occurrence and continuation of an uncured Event of Default, Agent may agree to increase said amount to a maximum of $125,000,000, so long as Agent is able to obtain sufficient additional Commitments (Revolving) from Lenders (including then-existing Lenders and third parties willing to become Lenders hereunder) to fund any such increase.

b.	In lines 3 and 4 of the definition of “Collateral” in Section 1.1 on page 4 of the Credit Agreement, “or of any Borrower” shall be deleted.

c.	The following shall be substituted for the definition of “Commitment (Revolving)” in Section 1.1 on page 4 of the Credit Agreement:

“Commitment (Revolving)” means, at any time, for any Lender: (a) such Lender’s Initial Commitment (Revolving), plus (b) any portion of any other Lender’s Initial Commitment (Revolving) that has been assigned to such Lender pursuant to Section 10.3 below, plus (c) the portion, if any, of any and all increases in the Aggregate Lenders’ Commitment (Revolving) that such Lender has agreed to fund, minus (d) any portion of such Lender’s Initial Commitment (Revolving) that it has assigned to any other Lender pursuant to Section 10.3 below, minus (e) any reduction in such Lender’s Commitment (Revolving) pursuant to Section 2.6 below.

d.	The following shall be substituted for the definition of “Guarantor Subsidiary” in Section 1.1 on page 8 of the Credit Agreement:

“Guarantor Subsidiary” means either of the Initial Guarantors or any other Subsidiary that has been requested to execute a Guaranty and/or any Security Document as provided in Section 6.2(p) below.

e.	“Initial Commitment (Revolving)” shall be substituted for “Initial Commitment (Revolver)” in lines 1 and 2 of the first full paragraph on page 9 of the Credit Agreement.

f.	In line 11 of the definition of “Mandatory Prepayment Amounts” in Section 1.1 on page 11 of the Credit Agreement, “not later than six months after the date of transfer” shall be inserted just prior to the comma after the word “transferred”.

g.	The following shall be substituted for clause (b) of the definition of “Mandatory Prepayment Amounts” in Section 1.1 on page 11 of the Credit Agreement:

(b) 50 percent of the net cash proceeds received by any Borrower upon the issuance of any subordinated debt or equity securities (excluding the proceeds of the sale of approximately 20 percent of the equity in IMLLC to Platte River Ventures or an affiliate thereof for approximately $39,000,000 on or before August 31, 2007), except to the extent that such net cash proceeds are used for the Solution Mining Project.

h.	In line 2 of Section 2.2(a) on page 19 of the Credit Agreement, “Initial Commitment (Term)” shall be substituted for “Percentage Share (Term)”.

i.	In line 1 of Section 3.4(b) on page 24 of the Credit Agreement, “ratable account of Lenders having Commitments (Revolving)” shall be substituted for “account of Lenders”.

j.	The open parenthesis at the beginning of line 2 of Section 3.5(a) on page 25 of the Credit Agreement shall be deleted.

k.	The following shall be inserted at the end of Section 6.1(b)(6) on page 37 of the Credit Agreement: “provided that other information satisfactory to Agent may be submitted by Borrowers in lieu of the internally-prepared twenty-year mine plan due by March 30, 2007;”.

l.	In line 4 of Section 7.1(c) on page 48 of the Credit Agreement, “or a default under Section 6.1(d)(2) above” shall be inserted just prior to the closed parenthesis.

m.	In line 1 of Section 7.1(h) on page 49 of the Credit Agreement, “or any Security Document” shall be inserted just after the word “Guarantor”.

n.	In line 3 of Section 7.3 on page 50 of the Credit Agreement, “obligations, damages, penalties, judgments, suits, costs, expenses, disbursements,” shall be inserted just after the word “all”.

o.	In line 27 of Section 7.3 on page 50 of the Credit Agreement, “, and (e) matters as to which any or all Lenders are required to indemnify Agent pursuant to Section 8.8 below” shall be inserted just prior to the period after the word “otherwise”.

p.	In line 8 of Section 8.16 on page 55 of the Credit Agreement, “or any Guarantor” shall be inserted just prior to the comma after the word “Collateral”.

q.	In lines 1 and 2 of Section 10.2(b) on page 56 of the Credit Agreement, “, without the consent of any Participant,” shall be deleted.

r.	Schedule I attached hereto shall be substituted for Schedule I originally attached to the Credit Agreement.

2.	Loan Documents. All references in any document to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended pursuant to this Amendment.

3.	Certification by Borrowers. Borrowers hereby certify to Agent and Lender that, as of the date of this Amendment: (a) all of Borrowers’ representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrowers have performed and complied with all agreements and conditions required to be performed or complied with by them under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4.	Continuation of the Credit Agreement. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement or any other document executed and delivered in connection therewith, the terms of this Amendment shall control.

5.	Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

EXECUTED as of the date first above written.

BORROWERS:

INTREPID MINING LLC

By:	/s/ Hugh E. Harvey, Jr.
Hugh E. Harvey, Jr.
Manager

INTREPID POTASH-MOAB, LLC

By:	/s/ Hugh E. Harvey, Jr.
Hugh E. Harvey, Jr.
Manager

INTREPID POTASH-NEW MEXICO, LLC

By:	/s/ Hugh E. Harvey, Jr.
Hugh E. Harvey, Jr.
Manager

INTREPID POTASH-WENDOVER, LLC

By:	/s/ Hugh E. Harvey, Jr.
Hugh E. Harvey, Jr.
Manager

AGENT AND LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark E. Thompson
Mark E. Thompson
Senior Vice President

CONSENTED AND AGREED TO BY THE UNDERSIGNED, AS GUARANTORS:

MOAB GAS PIPELINE, LLC

By:	/s/ Hugh E. Harvey, Jr
Hugh E. Harvey, Jr.
Manager

HB POTASH LLC

By:	/s/ Hugh E. Harvey, Jr
Hugh E. Harvey, Jr.
Manager

SCHEDULE I

LENDERS’ COMMITMENTS AND OTHER LENDER/AGENT DATA

A. INITIAL LENDER AND COMMITMENTS AS OF MARCH 9, 2007:

Initial Lender and Address	Initial Commitment (Revolving)	Initial Commitment (Term)
U.S. Bank National Association 1420 Fifth Avenue Seattle, Washington 98101 Attention: Rick D. Arnold Telephone: 206-344-5398 Telefax: 206-587-7022	$100,000,000	$50,000,000

with a copy to: 950 Seventeenth Street, 8th Floor DN-CO-T8E Denver, Colorado 80202 Attention: Mark E. Thompson Telephone: 303-585-4213 Telefax: 303-585-4362

B. LENDERS AND COMMITMENTS AS OF MAY 31, 2007:

Lender and Address	Commitment (Revolving)	Commitment (Term)

U.S. Bank National Association 1420 Fifth Avenue Seattle, Washington 98101 Attention: Rick D. Arnold Telephone: 206-344-5398 Telefax: 206-587-7022	$33,333,333.33	$16,666,666.67

with a copy to: 950 Seventeenth Street, 8th Floor DN-CO-T8E Denver, Colorado 80202 Attention: Mark E. Thompson Telephone: 303-585-4213 Telefax: 303-585-4362

Schedule I-1

Lender and Address	Commitment- (Revolving)	Commitment (Term)
Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A.,
“Rabobank Nederland”
New York Branch	$20,000,000.00	$10,000,000.00
123 North Wacker Drive
Suite 2100
Chicago, Illinois 60606
Attention: John Church
Telephone: 312-408-8249
Telefax: 312-408-8240

with a copy to:
123 North Wacker Drive
Suite 2100
Chicago, Illinois 60606
Attention: Denise DeMarco
Telephone: 312-408-8223
Telefax: 312-408-8240

Farm Credit Services of
Minnesota Valley, PCA
d/b/a FCS Commercial
Finance Group	$13,333,333.33	$6,666,666.67
600 South Highway 169
Suite 850
Minneapolis, Minnesota 55426
Attention: Dan Best
Telephone: 952-513-0326, ext 307
Telefax: 952-513-9956

with a copy to:
375 Jackson Street
St. Paul, Minnesota 55101
Attention: Jessica Hewitt
Telephone: 651-282-8667
Telefax: 651-282-8777

Guaranty Bank and Trust Company	$16,666,666.67	$8,333,333.33
1331 Seventeenth Street
Denver, Colorado 80202
Attention: Gail J. Nofsinger
Telephone: 303-293-5521
Telefax: 303-675-1130

Schedule I-2

Lender and Address	Commitment- (Revolving)	Commitment (Term)
with a copy to:
1331 Seventeenth Street
Denver, Colorado 80202
Attention: Lauren Cooper
Telephone: 303-293-5537
Telefax: 303-675-1130

United Western Bank	$10,000,000.00	$5,000,000.00
700 Seventeenth Street
Suite 100
Denver, Colorado 80202
Attention: Steve Emmons
Telephone: 720-956-6597
Telefax: 720-932-3974

with a copy to:
700 Seventeenth Street
Suite 100
Denver, Colorado 80202
Attention: Betty A. Nichols
Telephone: 720-956-5570
Telefax: 720-932-9780

Vectra Bank Colorado National Association	$6,666,666.67	$3,333,333.33
2000 S. Colorado Blvd.
Suite 2-1200
Denver, Colorado 80222
Attention: Brad Elliott
Telephone: 720-947-7789
Telefax: 720-947-7654

with a copy to:
361 West Highway 24
Woodland Park, Colorado 80866
Attention: Sandra Westfall
Telephone: 719-686-2598
Telefax: 719-687-0589

Schedule I-3

C. AGENT INFORMATION:

Agent’s Address:

U.S. Bank National Association
1420 Fifth Avenue
Seattle, Washington 98101
Attention: Rick D. Arnold
Telephone: 206-344-5398
Telefax: 206-587-7022

with a copy to:
950 Seventeenth Street, 8th Floor
DN-CO-T8E
Denver, Colorado 80202
Attention: Mark E. Thompson
Telephone: 303-585-4213
Telefax: 303-585-4362

Schedule I-4